T. Rowe Price Institutional Frontier Markets Equity Fund

Supplement to Prospectus and Summary Prospectus Dated March 1, 2020

Important Information about the T. Rowe Price Institutional Frontier Markets Equity Fund

On April 22, 2020, the assets and liabilities of the fund liquidated, as approved by the fund’s board of directors and at the discretion of the fund’s portfolio management. As a result, the fund is no longer offered to shareholders for purchase.

The date of this supplement is May 6, 2020.

5/6/20